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                        METROPOLITAN SERIES FUND, INC.
                        SUPPLEMENT DATED JULY 15, 1999
                                      To
                        PROSPECTUS DATED APRIL 30, 1999

  The following information supplements the Metropolitan Series Fund Prospectus dated April 30, 1999. You should keep this Supplement to the Prospectus for future reference.

  1. Foreign securities for the Loomis Sayles High Yield Bond Portfolio: The following is added as the last sentence under "About the Loomis Sayles High Yield Bond Portfolio--Principal investment strategies" on page 5 of the
Prospectus:

    "The Portfolio expects to invest a substantial amount of its assets in securities of foreign (non-U.S. domiciled) companies."

  2. Money market securities of the State Street Research Diversified
Portfolio:

    "About the State Street Research Diversified Portfolio--Principal investment strategies:" on page 3 of the Prospectus identifies one of the three categories which this Portfolio may invest as "short-term instruments of the type that can be purchased by the State Street Research Money Market Portfolio." The State Street Research Money Market Portfolio is another portfolio of the Fund that is not offered under this form of the Prospectus. The instruments referred to are short-term money market instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements.

    With respect to the portion of its assets invested in short-term money market instruments, the major risk involved with this portion of the Portfolio is that the overall yield of the assets in this portion could decrease and lower the return on your investment. Situations that can lower the yield include those that cause short-term interest rates to decline. The risks associated with this portion of the Portfolio may be moderated, however, by the greater variety of asset types in which the Portfolio is generally expected to invest as compared with portfolios that invest solely in a particular asset class.

  3. Typographical errors: Item 20 in the table under "Appendix B to Prospectus" on page 30 of the Prospectus is corrected by adding Portfolio number "13" under "A" in the "Portfolios" column and by changing the reference under "C" from Portfolio number "14" to Portfolio number "7."

GVUL-SUPP-0715
                                                      L99078N38(exp0500)MLIC-LD